EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the registration statement of CannaPowder , Inc. (the “Company”) on Form 10 /A under the Securities Exchange Act of 1934, as amended (the “Registration Statement”), as filed with the Securities and Exchange Commission on the date hereof, I, Liron Carmel, CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Registration Statement fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Registration Statement fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Liron Carmel
Name:	Liron Carmel
Title:	CEO

Dated: June 29 , 2018

A signed original of this written statement required by Section 906 has been provided to CannaPowder , Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.